Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2007 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Corporate Profile


Manufacturing
TDI Distributors
Independent Distributors
Service Dealers

- We are a global company with operations in the U.S., Italy, Belgium, Switzerland and Japan and have a world-wide distributor network

Corporate Profile

TWIN designs, manufactures and sells equipment and control systems to the pleasure craft, commercial & military segments of the marine market and the heavy-duty off-highway, military and industrial markets



Corporate Profile

TWIN designs, manufactures and sells equipment and control systems to the pleasure craft, commercial & military segments of the marine market and the heavy-duty off-highway, military and industrial markets



Corporate Profile

TWIN designs, manufactures and sells equipment and control systems to the pleasure craft, commercial & military segments of the marine market and the heavy-duty off-highway, military and industrial markets


SAHİL GÜVENLİK

Corporate Profile

Marine Transmissions, Propulsion & Boat Management Systems


Electronic Controls
Anchor Winches
Power Steering
QuickShift® Transmissions
Gangways
Trim Tabs, Stern Thrusters
Surface Drives, Propellers, Water Jets, Drivelines
Bow Thrusters

Corporate Profile

TWIN designs, manufactures and sells equipment and control systems to the pleasure craft, commercial & military segments of the marine market and the heavy-duty off-highway, military and industrial markets



Corporate Profile

TWIN designs, manufactures and sells equipment and control systems to the pleasure craft, commercial & military segments of the marine market and the heavy-duty off-highway, military and industrial markets



Corporate Profile

TWIN designs, manufactures and sells equipment and control systems to the pleasure craft, commercial & military segments of the marine market and the heavy-duty off-highway, military and industrial markets



Technology Differentiation

- Land-Based
  - 8500 Series
  - “Pump & Roll”
  - “Legacy” Contracts
  - Electronic Control Systems
- Marine
  - QuickShift®
  - Dynamic Positioning
  - Rolla CFD
  - Electronic/Hydraulic Boat Management Systems

Managing Our Cost Structure

Investing in Core Competencies



Managing Our Cost Structure

Global Sourcing


Lower Cost
Low Cost
Sourcing Offices

FY 2008 Financial Highlights

- Major Markets Remained Strong
  - Continued growth from mega-yacht and commercial marine markets
  - Strong demand for land based transmission products for the Airport Rescue and Fire Fighting (ARFF) and military markets
  - Experienced cyclical softening in industrial product markets
  - 2nd Quarter slow down in demand for oil and gas transmissions, but increasing inquiries at year end
- Gross margins remain >30%
- Exceeded FY 2007's record net earnings
- 4th Qtr Six Month Backlog >> $121 million

Net Sales & Net Earnings (Fiscal Year)


$ millions
$350
$300
$250
$200
$150
$100
$50
$0
$ millions
$30
$25
$20
$15
$10
$5
$0
$186
$219
$243
$317
$332
$5.6
$6.9
$14.5
$21.9
$24.3
FY04
FY05
FY06
FY07
FY08
Net Sales
Net Earnings

EBITDA

(See Appendices I & II for note on non-GAAP Financial Disclosures and a reconciliation of net earnings to EBITDA)


$ millions
% sales
$50
$40
$30
$20
$10
$0
16%
14%
12%
10%
8%
6%
4%
2%
0%
$17.4
$16.2
$30.5
$44.5
$46.1
9.3%
7.4%
12.5%
14.0%
13.9%
FY04
FY05
FY06
FY07
FY08
EBITDA
% of Sales

Looking Ahead

Corporate Six Month Backlog

(Orders to be shipped in the next 6 months)


$ millions
140
120
100
80
60
40
20
0
$49
$65
$92
$110
$121
S D M J S D M J S D M J S D M J S D M J
FY04
FY05
FY06
FY07
FY08

Fiscal Year 2009 Outlook

- Cautiously optimistic
- Key markets will remain strong
  - Commercial marine and mega yacht, defense and airport firefighting and rescue markets to continue to be strong
- Seeing signs of a turnaround in demand from customers in the industrial markets
- Increase in inquiries related to the oil and gas market

Fiscal Year 2009 Outlook

- Technology differentiation/new products
- Opportunity for operating leverage continues
  - Increasing volume
  - Expanding global outsourcing
  - Investing in core competencies
- Active Acquisition Program
- Board authorized repurchase of up to an additional 500,000 shares

Appendices

Appendix I

Non-GAAP Financial Disclosures

Non-GAAP Financial Disclosures

Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.

Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.

Appendix II

Reconciliation of Net Earnings to EBITDA

in $ thousands, except % data	2003	2004	2005	2006	2007	2008
Net Earnings	**$ (2,394)**	**$ 5,643**	**$ 6,910**	**$ 14,453**	**$ 21,852**	**$ 24,252**
Income Taxes	(300)	4,964	2,485	8,470	12,273	10,904
Interest Expense	1,323	1,078	1,134	1,718	3,154	3,038
Depreciation & Amortization	5,673	5,692	5,677	5,866	7,252	7,881
Earnings before interest, taxes, depreciation and amortization	**$ 4,302**	**$ 17,377**	**$ 16,206**	**$ 30,507**	**$ 44,531**	**$ 46,075**
Net Sales	$ 179,591	$ 186,089	$ 218,472	$ 243,287	$ 317,200	$ 331,694
EBITDA as a % of Sales	***2.4%***	***9.3%***	***7.4%***	***12.5%***	***14.0%***	***13.9%***

Appendix III

Fiscal Year Condensed Consolidated Statements of Operations

($ thousands, per Form 10-K)	2008	2007	2006	2005
Sales	$ 331,694	$ 317,200	$ 243,287	$ 218,472
Gross Profit	104,868	102,909	74,390	57,420
	31.6%	*32.4%*	*30.6%*	*26.3%*
MEA Expense	66,349	63,267	49,606	44,666
	20.0%	*19.9%*	*20.4%*	*20.4%*
Restructuring	(373)	2,652	-	2,076
Interest Expense	3,038	3,154	1,718	1,134
Misc. Exp/(Inc)	606	(493)	14	52
Pretax Earnings	35,248	34,329	23,052	9,492
Income Taxes	10,904	12,273	8,470	2,485
Minority Interest	(92)	(204)	(129)	(97)
Net Earnings	$ 24,252	$ 21,852	$ 14,453	$ 6,910
EBITDA	$ 46,075	$ 44,531	$ 30,507	$ 16,206
DILUTED EPS	$ 2.13	$ 1.84	$ 1.22	$ 0.59

Appendix IV

4th Fiscal Quarter Condensed Consolidated Statements of Operations

($ thousands, unaudited)	2008	2007	2006	2005
Sales	$ 90,349	$ 90,782	$ 72,534	$ 61,923
Gross Profit	29,045	30,022	24,057	17,155
	32.1%	*33.1%*	*33.2%*	*27.7%*
MEA Expense	19,308	19,174	14,816	12,669
	21.4%	*21.1%*	*20.4%*	*20.5%*
Restructuring	(373)	2,652	-	2,076
Interest Expense	713	801	582	320
Misc. Exp/(Inc)	238	35	81	(270)
Pretax Earnings	9,159	7,360	8,578	2,360
Income Taxes	2,218	2,300	2,888	(815)
Minority Interest	68	(59)	(30)	(33)
Net Earnings	$ 7,009	$ 5,001	$ 5,660	$ 3,142
EBITDA	$ 12,395	$ 10,150	$ 10,887	$ 4,377
DILUTED EPS	$ 0.62	$ 0.41	$ 0.47	$ 0.27

Appendix V: Marine Systems



- Target Markets: Pleasure, commercial & military boats 30' to 250'
- Products: Transmissions, Surface Drives, Propellers, Steering/Thruster/Trim Systems
- Channels: Engine OEMs & dealers & boat builders
- Customers: CAT, Cummins, MAN, MTU, Volvo / Azimuth, Baia, Ferretti, Hatteras, Riviera, Sanlorenzo, Sunseeker
- Competition: ZF, Reintjes / Kamewa /Side Power, Ultraflex

Appendix VI: Transmission Systems

Transmissions **Torque Converters** **Electronic Controls**



- Target Market: Off-highway and all-terrain specialty vehicles
- Products: Niche products - 400 to 3,000 HP
- Channel: OEM vehicle mfrs.
- Customers: BAE, Oshkosh, Tatra / BJ Services, Cisco High-Lift, Crown Energy, Enerflo, Fractec, Trican
- Competitors: Allison, ZF

Appendix VII: Industrial Products

Clutches **PTOs** **Torque Converters** **Variable Speed & Starting Drives**



- Target Market: Heavy duty industrial disconnect applns
- Products: Mech & hyd clutches, PTOs & pump mount drives - 100 - 2,500 HP
- Channels: Distribution & OEMs
- Customers: Bandit, Morbark, Peterson Pacific / OEM engine dealers
- Competitors: Funk, NACD, PT Tech, Stiebel, Transfluid, WPT